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                             POWER OF ATTORNEY


     That James A. Lawrence hereby constitutes and appoints Douglas M. Steenland his true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to the registration statement (No. 333-13307) (the "Registration Statement") together with all schedules and exhibits thereto, (ii) act on, sign and file with the Securities and Exchange Commission any registration statement relating to such offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, (iii) act on, sign and file with the Securities and Exchange Commission any exhibits to the Registration Statement or any such registration statement or amendments (including post-effective amendments),
(iv) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith,
(v) act on and file any supplement to any prospectus included in the Registration Statement or any such registration statement or amendments and
(vi) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxy and attorney-in-fact, or

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any of his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                       By: /s/ James A. Lawrence
                                          -----------------------------------
                                             James A. Lawrence
                                             Executive Vice President
                                             and Chief Financial Officer